UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

U.S. GLOBAL INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas 78229

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.25 par value per share	GROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 12, 2021, U.S. Global Investors, Inc. (the “Company”) reached a determination to restate the Company’s consolidated financial statements and related disclosures for the quarterly and year-to-date period for the nine months ended March 31, 2021. For additional information about the restatement and related matters, please see Item 4.02 below.

As previously disclosed, the Company did not file its Annual Report on Form 10-K for the fiscal year ended June 30, 2021, by the prescribed due date. The Company’s delay in completing such filing is due to additional time needed by the Company to fully evaluate the fair value calculations performed by a third party on certain corporate investments, which is substantially complete, and taking the necessary time to thoroughly and properly reflect the restatement in the March 31, 2021, Form 10-Q. The Company is working diligently to file its restated Form 10-Q/A and its Annual Report on Form 10-K for the fiscal year ended June 30, 2021, as soon as practicable.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 12, 2021, the Company, in consultation with the Audit Committee of its Board of Directors (the “Audit Committee”), reached a determination that the Company’s consolidated financial statements and related disclosures for the quarterly and year-to-date periods for the period ended March 31, 2021, should no longer be relied upon because of certain misstatements contained in those financial statements. The Company also discussed this assessment with the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”).

Fair Value Restatements

In January 2021, the Company purchased corporate investments that consisted of unsecured convertible debentures and purchase warrants. As a result of additional analysis of the fair value of these corporate investments, the purchase price of the corporate investments was reallocated to the unsecured convertible debentures and purchase warrants at the acquisition date and the fair value of the unsecured convertible debentures was understated by $7.5 million and the fair value of purchase warrants was overstated by $1.7 million at March 31, 2021. The impact of these corrections to previously reported financial statements is an increase in employee compensation and benefits expense of $60 thousand, a decrease to investment income of $7.1 million, a decrease to net income of $5.6 million, a decrease in basic and diluted earnings per share of $0.37 and an increase in other comprehensive income net of tax of $10.1 million for the three and nine months ended March 31, 2021. The impact to the balance sheet is a net increase in securities of $5.8 million, a net increase in liabilities of $1.2 million and an increase in equity of $4.5 million.

Other Immaterial Revisions

The Company was granted forgiveness of its Paycheck Protection Program (“PPP”) loan and accrued interest totaling $444,000 in the quarter ended December 31, 2020. The Company recorded the extinguishment of debt related to the forgiveness as other operating revenue in both the December 31, 2020, and the March 31, 2021, financial statements. Since the extinguishment of debt is not revenue, it should have been recorded as other income. This revision has no impact on net income or earnings per share. The revision was not deemed material. Since the Company is restating the March 31, 2021, Form 10-Q, we will properly record the forgiveness of the PPP loan forgiveness in the restated Form 10-Q/A. For the quarter and six months ended December 31, 2020, and for the nine months ended March 31, 2021, the line-item other operating revenue will be removed, and the line-item gain on forgiveness of PPP loan will be added to other income.

Other Potential Misstatements

In addition, the Company is evaluating potential adjustments s relating to the classification of changes in the fair value of its investment securities on the statement of cash flows and its impact on prior filings.

The Company intends to, as soon as practicable, restate the consolidated financial statements for the period ending March 31, 2021, on Form 10-Q/A. The Company also intends to file the 2021 Form 10-K as soon as practicable.

Management’s Report on Internal Control Over Financial Reporting

Management identified a deficiency in the design and operating effectiveness of the Company’s internal controls as of March 31, 2021, that represents a material weakness in our internal control over financial reporting. This deficiency is the result of inadequate design and implementation of internal controls to identify complex investments requiring specialized valuation expertise. Specifically, the Company’s controls over valuation procedures did not address valuation methodologies for hybrid financial instruments. The deficiency in our internal control over financial reporting resulted in the understated fair value measurements that led to the restatement of previously issued financial statements. Management is in the process of designing and implementing remediation efforts intended to address the material weakness.

Disclosures About Forward-Looking Statements

All above statements regarding the expected impact of the restatement constitute forward-looking statements that are based on our current expectations. The final amounts and the detailed presentation of the restatement will be included in our upcoming filings after we have completed our work on the restatement, and BDO USA, LLP have completed their review of the financial statements for the restatement period, and the Audit Committee has completed its final review of the financial statements for the restatement period. There can be no assurance that this information will not change, possibly materially, before we file the restated financial statements.

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward-looking statements. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “estimate,” or “continue,” and similar expressions or variations. Forward-looking statements include statements regarding expected materiality or significance, and any anticipated conclusions of the Company, the Audit Committee or management. Such forward-looking statements are subject to risks and uncertainties and other factors that could cause actual results, as well as expectations regarding materiality or significance, the effectiveness of our disclosure controls and procedures, and our deficiencies in internal control over financial reporting to differ materially from those in the forward-looking statements.

Item 9.01 — Financial Statement and Exhibits

Exhibit 99.1 – Press Release issues by U.S. Global Investors, Inc. Dated October 18, 2021, reporting Non-Cash Adjustments to Its Financial Statements for Periods Ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc. By: /s/ Lisa Callicotte Lisa Callicotte CFO

Dated:     October 18, 2021